UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

VIABUILT VENTURES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-188753	84-3218236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2475 N. John Young Parkway Orlando, FL	32804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-552-7897

With a copy to:

Peter Berkman, Esq.

18865 State Road 54, #110

Lutz, FL 33558

Phone: (813) 801-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

VIABUILT VENTURES, INC.

December 20, 2019

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 19, 2019, we completed a share exchange transaction pursuant to the terms of a Share Exchange Agreement, dated as of March 26, 2019, and which was further amended on September 1, 2019 (as so amended, the “Share Exchange Agreement”). Under the Share Exchange Agreement, we acquired 100% of the issued and outstanding Common Stock of Firetainment, Inc., a Florida corporation (hereinafter “Firetainment”) is a manufacturing company located in Central Florida producing luxury hand crafted fire pit tables as well as other outdoor furniture products.

As a result of the share exchange transaction, Firetainment became our wholly-owned subsidiary, with Firetainment’s former shareholders acquiring a majority of the outstanding shares of our common stock. A copy of the Share Exchange Agreement was included as an exhibit to our current report on Form 8-K, dated March 28, 2019, which was filed with the U.S. Securities and Exchange Commission (or SEC) on March 28, 2019

The Share Exchange Transaction

Pursuant to the Share Exchange Agreement, at closing we issued 7,000,000 shares of our common stock, par value $.0001 per share, in exchange for 100% of the issued and outstanding Common Stock of Firetainment, Inc.. As a result, these 7,000,000 shares of our common stock represented 85% of our outstanding common stock following the share exchange transaction. The consideration issued in the share exchange transaction was determined as a result of arm’s-length negotiations between the parties.

On December 19, 2019, following the closing of the share exchange transaction, our Board of Directors and holders of a majority of our outstanding shares of common stock adopted and approved a new 2019 Incentive Compensation Plan. The purpose of the 2019 Incentive Compensation Plan is to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us and our subsidiaries by enabling such persons to acquire or increase a proprietary interest in us. The plan, which was subsequently ratified by holders of a majority of Shares of our Common Stock, and will initially reserve 2,500,000 authorized, unissued shares of common stock for grant awards.

The 7,000,000 shares of our common stock issued to William Shawn Clark and Thomas Wenz, the former holders of Firetainment , Inc. shares, as part of the share exchange transaction were not registered under the Securities Act of 1933, as amended. These shares may not be sold or offered for sale in the absence of an effective registration statement for the shares under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements. Certificates evidencing these shares of common stock contain a legend stating the same.

Changes Resulting from Share Exchange Transaction

We intend to carry on Firetainment’s business as our sole line of business. Firetainment is a manufacturing company located in Orlando, Florida producing luxury hand crafted fire pit tables as well as other outdoor furniture products. The contents of Firetainment’s website, www.firetainment.com, are not part of this Current Report and should not be relied upon with respect thereto.

Prior to the share exchange transaction, on April 23, 2018, the Board of Directors appointed William Shawn Clark as our Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer as well as our Sole Director. At that time, Mr. Clark was also President of Firetainment, Inc., and , Inc. had provided working-capital financing to our Company. Concurrent with Mr. Clarks’ appointment, Eugenio Gregorio resigned as Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer as well as our Sole Director.

Prior to the closing of this transaction, pursuant to Nevada law Viabuilt obtained written consent of holders a majority of its Shares of Common Stock which ratified the action of the Board of Directors and which completed the share exchange transaction. The share exchange transaction was previously approved by the holder of all of the Shares of Common Stock of Firetainment, Inc.

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Expansion of Board of Directors; Management

In accordance with our By-Laws for Board vacancies, the Board of Directors on December 19, 2019 appointed Thomas Wenz as a Director and Secretary of the Company.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the board of directors and serve at the discretion of the board.

Accounting Treatment; Change of Control

The share exchange transaction is being accounted for as a “reverse acquisition,” since the former shareholders of Firetainment, Inc. own a majority of the outstanding shares of our common stock immediately following the transaction. is deemed to be the acquirer in the reverse acquisition and, consequently, the assets and liabilities and the historical operations that will be reflected in our financial statements will be those of Firetainment, Inc. and will be recorded at the historical cost basis of its financial statements. No arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no arrangements exist that might result in a change of control of our company. Further, as a result of the issuance of 7,000,000 shares of our common stock, a change in control of our company occurred on the closing date of the share exchange transaction. We will continue to be a “small business issuer,” as defined under the Securities Exchange Act of 1934, following the share exchange transaction.

Description of Our Company and Predecessor

The following information should be read in conjunction with (i) the financial statements of Viabuilt Ventures Inc., a Nevada corporation (the “Company”) and the notes thereto appearing elsewhere in this Form 10-Q together with (ii) the more detailed business information and the March 31, 2018 audited financial statements and related notes included in the Company’s Form 10-K (File No. 333-188753; the “Form 10-K”), as filed with the Securities and Exchange Commission on August 16, 2019, and (iii) and the Company’s Form 10-Q for the periods ended June 30, 2019 and September 30, 2019, as filed with the Securities and Exchange Commission on October 1, 2019 and November 19, 2019, respectively. Statements in this section and elsewhere in this Form 8-K that are not statements of historical or current fact constitute “forward-looking” statements.

Corporate Overview

We were incorporated in the state of Nevada on September 14, 2009. From inception until early 2015, we were engaged in the mineral exploration business.

Prior Operations

During early 2015, we decided to abandon our mineral exploration properties and on February 27, 2015, we entered into a letter of intent with Ocure Ltd. ( “Ocure” ), pursuant to which we agreed to exclusively license certain technology from Ocure related to the development of products and devices for the treatment of wounds under terms of a license agreement to be negotiated between us and Ocure.

On July 9, 2015, we incorporated Viabuilt-IL Ltd. as our wholly-owned subsidiary under the laws of Israel.

On August 5, 2015, as amended on February 25, 2016, we entered into an exclusive license agreement (the “License Agreement”) with Ocure, an Israeli corporation with a principal address at High-Tech Village, Givat Ram Campus, Hebrew University, P.O. Box 39158, Jerusalem 91391, Israel, and Viabuilt-IL Ltd. (the “Subsidiary”), our wholly-owned subsidiary, incorporated in Israel. Pursuant to the License Agreement, Ocure granted to the Subsidiary an exclusive, sub-licensable, worldwide, license (the “License”) to Ocure’s semi-occlusive wound dressing for ambulatory treatment of acute and chronic wounds, pursuant to Ocure’s patents and patent applications (the “Licensed Technology”) and to its production, use, import, offer for sale, sell, lease, distribute, or otherwise commercialize the Licensed Technology for uses classified as medical devices, or those otherwise approved ultimately as an OTC (over-the-counter) remedy.

As consideration for the License, we agreed to provide the initial round of $250,000 to the Subsidiary for commercialization of the technology, payable as follows:

•	$10,000 (paid to Ocure at the signing of the letter of intent dated February 27, 2015);

•	$90,000 at the later of May 11, 2015 or the final signing date of the License Agreement (the “Effective Date”);

•	$50,000 on or before March 4, 2016; and

•	$100,000 on or before April 8, 2016.

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In addition, we agreed to make the second round of an additional $250,000 available to the Subsidiary, provided that Ocure has delivered on its applicable commitments and milestones as set out in the License Agreement, the License will and have continued to be held in force, and that at such time and date, ownership and right to any additional assets (not including the Licensed Technology) then existing in Ocure will be fully transferred to the Subsidiary. We did not pay these amounts.

As we elected not to pay the entire amount of the first round payment and did not make any of the second round payment, the License Agreement and the License are now terminated. We have no operating business or interests in that business.

On April 1, 2017, the Company negotiated the sale of Viabuilt-IL, following the termination of the Ocure License, to Pompeii Finance for $100 which was deducted from the funds owed to Pompeii for prior loan advances. The Company obtained shareholder approval for the sale and has closed and we have since transferred the shares of Viabuilt IL to Pompeii Finance.

PLAN OF OPERATIONS

On June 29, 2018, Firetainment, Inc., at that time an unaffiliated company, advanced the Company $10,000 to pay operating costs. Subsequently, between July 24, 2018, and August 17, 2018, Firetainment, Inc. advanced the Company a total of $14,208 to pay operating costs.

On April 23, 2018, the Company entered into a Plan of Reorganization and Agreement of Securities Exchange (the “Agreement”) with Firetainment, Inc. (“Firetainment”), a Florida Corporation. Under the Agreement, upon execution, received the immediate right to the appointment of the directors and officers of the Company.

On April 23, 2018, the Board of Directors appointed William Shawn Clark as our Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer as well as our Sole Director. Concurrent with Mr. Clarks’ appointment, Eugenio Gregorio resigned as Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer as well as our Sole Director.

The April 23, 2018 Agreement was terminated by the Company on March 26, 2019, and replaced on March 26, 2019 by a Share Exchange Agreement, and which was further amended on September 1, 2019, whereby upon closing the shareholder of Firetainment, Inc. will be issued a total of 7,000,000 shares of Common Stock of the Company in exchange for 100% of the capital stock of Firetainment, Inc. The closing of this transaction was completed on December 19, 2019, whereupon Firetainment, Inc. became a wholly-owned subsidiary of the Company.

At the present time, the Company’s principal business operations will be conducted through Firetainment, Inc., as a wholly-owned subsidiary. Firetainment makes and markets fire pit tables, an outdoor living product which combines the utility of a grill, the entertaining space of a table, and the charm of a fire pit.

FUTURE BUSINESS EXPANSION AND ACQUISITIONS

Following this acquisition of Firetainment, the Company will be seeking to expand its manufacturing facilities in the Orlando metropolitan area, and to potentially acquire or joint-venture with other technologically sophisticated manufacturers. Our emphasis will be on “smart factories” which use technological innovation throughout the design and manufacturing processes. In particular, we will be working with educational institutions in Central Florida- both at the high school and college level- to develop cutting-edge apprenticeship programs to train the next generation of high-tech manufacturers.

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THE FIRETAINMENT ACQUISITION

Firetainment is a manufacturing company located in Central Florida producing luxury hand crafted fire pit tables as well as other outdoor furniture products. Since the founding of the company in 2011, Firetainment has established an extensive distribution network of “Brick & Mortar” retail stores and luxury online retail locations in nearly every state within the continental US, and has also established a presence at the industry’s leading trade shows each year.

Due primarily to the efforts of Mr. William Shawn Clark, President of Firetainment Inc., Firetainment has become a staple within the outdoor furnishings market. Firetainment has been recognized within industry publications such as “Casual Living Magazine” numerous times for their love of manufacturing domestically made quality products at competitive prices, and have been featured on many network television shows such as CBS’ “The Price is Right”, DIY channel’s show “Hit Properties” featuring Boyz II Men’s Nate Morris, and have been endorsed by names like Paul LaFrance from HGTV’s show “Decked Out”.

FIRETAINMENT’S PATENTED PRODUCTS

Currently, the Firetainment product line consists of 25 unique products, with thousands of potential design combinations. Each of the all-season fire pit tables are handcrafted in the United States from the finest materials. On April 23, 2019, was granted U.S. Patent No. 10,264,920 B2 for its invention of a “Fire Table, Accessories, and Method of Cooking Thereon” which encompasses all of Firetainment’s outdoor fire table designs.

The company is recognized throughout the casual furniture marketplace for being the outdoor fire product innovators, with its principal focus on customer service, quality components, and superior design function. Their sophisticated modern designs complement any outdoor space, and can be specifically designed for a custom fit. A complete product catalog is available online at www..com/fire-pit-table-collection/.

The Firetainment customer base ranges from Direct- to-Consumer and Internet sales to retail sales through a network of over 175 retail dealers.

Our Mission for our Firetainment subsidiary is simple and based on several key points:

•	Become an Industry Leader in the high-end outdoor living industry;

•	Build International Brand Awareness for the Firetainment product line;

•	Expand our Nationwide Dealer Network and Online Sales Marketing;

•	Continue to provide Exceptional Customer Service.

•	Actively seek Synergistic Acquisition & Merger Opportunities

GROWTH OPPORTUNITIES FOR OUR COMPANY

Our belief is that America needs to rapidly expand the evolution of how we perceive domestic manufacturing, and fast. Generational diversity in the workplace has never been higher, and the conditioning associated with each age group has created an unprecedented need in the re-evaluation of today’s production floor and worker environments.

Vīabuilt is devoted to the rapid infusion of culture, technology, and flexibility among domestic plant operations, paving the way to competitive quality products, innovative leadership skills, and building sustainable communities for all future generations. With recent developments, our education system needs a new platform of businesses in order to reestablish the perceived value of domestic manufacturing among youth, and Vīabuilt’s strategy is to make that happen.

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OUR ACQUISITION AND GROWTH STRATEGY

Through our strategic serial acquisition and merger focus, our Company will collaborate with local leaders, deeply commit to community involvement, and implicitly implement positively perceived “cognitive” and “additive” production techniques enhanced by “Artificial Intelligence”.

This strategy, along with progressively identifying and utilizing tailored programs to meet each of the “needs” and/or “desires” in the ‘at work’ experience among generational gaps, will change the way Americans look at Manufacturing forever.

As an organization directly focused on the success of vibrant sustainable manufacturing communities, our philosophy realizes the extreme need in evolving facilities where “environment”, “work”, and “fun” are implemented together in the workplace. VīaBuilt intends to proactively succeed in increasing job fulfillment rates across all manufacturing sectors while becoming a never-ending enterprise of growth through creativity and machine sharing. We expect to accomplish this goal by working across all manufacturing industries, through carefully strategized acquisitions and joint-venture agreements in becoming a “Viabuilt Company”.

Before, during, and after every business acquisition or merger, we will work with our local team and leading educational advisors on making sure we are not only providing educational facilities and their staff with the tools they need to succeed, but each transaction will focus on new age work environments that address the underlying social conditioning being overlooked, or mistaken as “negative” human attributes towards manufacturing, while lowering the barrier to entry for entrepreneurs.

OUR MARKET FOCUS

Vīabuilt’s “serial acquisition and merger” focus aims to solve and aid in many areas surrounding the manufacturing industry. We will streamline accessibility to facilities equipped with the technologically advanced operations needed to capture the attention of the students throughout various educational programs. Viabuilt’s strategy will increase local job fulfillment rates through proactively addressing the drastic differences in social, cultural, and environmental conditioning surrounding “Manufacturing”. We will accomplish these goals by targeting acquisitions and mergers with small to mid-size manufacturing facilities who meet strict criteria in sharing a mutual understanding of the ‘Viabuilt” agenda.

VīaBuilt intends to strategically tailor our acquisition & merger focus within one regional landscape at a time to ensure the successful execution of our plan. Through these acquisitions and mergers with already successful firms having synergistic production capabilities, we will lower operating costs, accumulate data collection points through our value chain, and maximize our supply chain viability leveraging advanced enterprise-wide business data analytics.

We have located our manufacturing and marketing operations in Central Florida to take advantage of its export opportunities and market access points. We have begun to extend our marketing reach throughout the U.S. to fully utilize those access points, and intend to maximize all of our Company’s international export market opportunities.

Prospective business acquisitions or partnerships will go through a rigorous evaluation process by all affiliated team members to ensure each prerequisite is met for VīaBuilt’s success as a corporation. Each prospective facility will have collaboratively established requirements to ensure the success rates of each business. Requirements for the history of the business, net profits, growth rates, asset types, and fair valuations.

Each of these characteristics must be quantifiable and approved by our Board of Directors for each acquisition, merger, or partnership.

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STRATEGIC COMMUNITY ALIGNMENT

Local leaders in each of the required specialized advisory roles will be chosen by VīaBuilt using strict criteria for each type of service needed to facilitate the smoothing of each business transaction ensuring our community success rates. These leading professionals will play a role in progressively implementing each of the facilities newly required processes or plant improvements, which are only a few of the many requirements to obtain the status of being a “Viabuilt” company. From local Associations, leaders & educators, Health Care Providers, Charitable organizations, to young entrepreneurs, Viabuilt’s advisory board will consist of experts surrounding each region’s already agreed upon main objectives.

Each specified business affiliate must have a track record for working within the community, they must satisfy strict credential and resource guidelines, and must serve as an advisory board member. By utilizing community leaders that are active within each region we operate within, Viabuilt ultimately ensures community alignment within each evolving region. One noteworthy requirement of these individuals, is their responsibility of finding their replacement when a new “Viabuilt Ecosystem” is created in a different region

When VīaBuilt enters its next phase of expansion and development, we will perform required due diligence on all prospective advisory board members. Once considered, we will thoroughly research each individual to ensure proper credentials with a clean track record in proving his or her corporate standards, and is properly aligned with our community focused operational plans. This will ultimately ensure that both corporate and community goals are fulfilled creating a win/win ever evolving eco-system for all stakeholders.

GOING CONCERN

The ability of the Company to continue as a going concern is dependent on raising capital to fund our business plan and ultimately to attain profitable operations. Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern.

Following this acquisition of Firetainment, we will have to raise substantial funds in order to operate and expand the business, as it is expected to produce losses in the first few months after closing, and possibly for a longer period. The Company plans to raise additional funds through debt or equity offerings. There is no guarantee that the Company will be able to raise any capital through this or any other offerings.

FACILITIES

Our corporate headquarters and manufacturing facility are located at 2475 N. John Young Parkway, Orlando, FL 32804. Our telephone number is 888-552-7897, and our website is www.firetainment.com.

We occupy 3,500 square feet of space under a lease with an annual rental rate of $10,202 on a month to month basis.

EMPLOYEES

As of December 19, 2019, the Company had six employees, including the President, William Shawn Clark, and five manufacturing, sales, and clerical employees. None of our employees is subject to a collective bargaining agreement and we believe that relations with our employees are very good.

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LEGAL PROCEEDINGS

We are not involved in any pending or threatened material litigation or other material legal proceedings.

RISK FACTORS

Our business involves significant risks and uncertainties, many of which are beyond our control, and any investment in our common stock involves a high degree of risk. Discussed below are many of the material risk factors faced by us that may have an impact on our future results.

RISKS RELATED TO OUR COMPANY

The Company is a Development Stage Business, With A Limited History of Operations

Our new operating subsidiary, Firetainment, Inc., commenced operations in 2011 as a Florida Corporation. Accordingly, Firetainment, Inc. has only limited history upon which an evaluation of its prospects and future performance can be made. The Company’s proposed operations are subject to all business risks associated with new enterprises. The likelihood of the Company’s success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the expansion of a business, operation in a competitive industry, and the continued development of advertising, promotions and a corresponding customer base. There is a possibility that the Company could sustain losses in the future. There can be no assurances that the Company will operate profitably.

Investment In Our Company Involves a High Degree of Risk.

An investment in the securities of our Company involves a high degree of risk. This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained in this Report that are not statements of historical fact may be deemed to be forward-looking statements and Investors should not place undue reliance on such forward-looking statements which speak only as of the date of this Report. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” or “continue” or comparable terminology are intended to identify forward-looking statements. The Company’s actual results could differ materially from those anticipated in these statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Report. The Company assumes no obligation for updating any such forward-looking statements. In addition to the other information in this Report, the following risk factors should be considered carefully in evaluating the Company and its business before investing in the Shares offered hereby

Unanticipated Obstacles to Execution of the Business Plan

The Company’s business plans and strategies may change considerably. We have acquired Firetainment, Inc. as a wholly-owned subsidiary with the intention of expanding its business operations, and to make additional acquisitions going forward. Although at present we are contemplating additional acquisitions of consumer products and technology companies, there can be no guarantee that our expansion plans will be successful. In addition, future acquisitions may be capital intensive and may be subject to statutory or regulatory requirements. Management believes that the Company’s chosen activities and strategies are achievable in light of current economic and legal conditions with the skills, background, and knowledge of the Company’s principals and advisors. Our planned growth will require significant capital expenditures, and adequate funding may not be available to our Company. In addition, our expansion plans will also place a great deal of strain on our management team, most of whom have not had experience managing large complex business operations. Management reserves the right to make significant modifications to the Company’s stated strategies depending on future events.

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We May Not Be Able to Attract and Retain Key Personnel.

Our success depends on the efforts of our management team, especially William Shawn Clark, our President and Chief Executive Officer. We cannot guarantee that these persons will continue their employment with us. The loss of services of one or more of these key people would have a negative effect on our ability to conduct our operations. Currently we do not have key man life insurance on any of the members of our management team. Our success also depends on our ability to hire and retain additional qualified executive, computer programming, engineering, production, investor management and marketing personnel. We cannot assure that we will be able to hire or retain necessary personnel.

RISKS RELATED TO OUR INDUSTRY

We Are Subject to Federal, State and Local Government Regulations Affecting the Manufacture and Sale of Our Products.

Our current business operations and manufacturing facilities are subject to a number of federal, state and local environmental laws and regulations. These laws, regulations or the nature of our operations may require us to make significant additional capital expenditures to ensure compliance in the future. Our failure to comply with environmental laws could result in the termination of our operations, impositions of fines, or liabilities in excess of our capital resources. We do not maintain environmental liability insurance, and if we are required to pay the expenses related to any environmental liabilities, these expenses could have a material adverse effect on our operations.

Compliance with the regulations established by these agencies is very costly and affects our manufacturing process. Any changes in the laws or regulations imposed on us by these agencies could significantly increase our product’s production costs and could have a very negative effect on our business.

Consumer Discretionary Spending May Affect Purchases of Our Products

Purchases of the products that we produce are considered discretionary for consumers. Our success will therefore be influenced by a number of economic factors affecting discretionary consumer spending, such as employment levels, business conditions, interest rates and taxation rates, all of which are not under our control. Adverse economic changes affecting these factors may restrict consumer spending and thereby adversely affect our growth and profitability.

Manufacturing Defects Could Cause Product Recalls That Can Be Expensive and Damaging to Our Reputation.

The products may have unanticipated defects which could require us to recall them. A product recall could delay or even halt production until we are able to correct any such defects. Recalls may also have a materially negative effect on the brand image and public perception of our products and thereby adversely affect our future sales. Such recalls or other defects would also require substantial expenditures to correct.

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A Reduction or Delay In Sales By Our Dealers Will Have A Material Adverse Effect On Our Business Operations.

We expect to derive a significant percentage of our revenue from direct to consumer sales and independent resellers. As of the date of this report, had an independent dealer network of over 175 locations, as well as Internet-based distributors. Many of these relationships have been in place for several years. We have no guarantee as to how successful these dealers will be in selling our line of products. Furthermore, we have a limited history or experience in establishing or maintaining such dealer support, and there can be no assurance that we will be able to successfully support our dealer network. If we are unable to provide such support, we may lose dealers and, consequently, distribution of our products would be adversely affected.

In addition, most of our dealers will offer competitive products manufactured by competitors. There can be no assurance that our dealers will give priority to our products as compared to competitors’ products. Finally, we will need to attract additional or replacement dealers to sell our products as current dealers leave our dealer network. There can be no assurance that we will be able to convince a sufficient number of additional or replacement dealers that our products will be a successful and profitable line or that such additional or replacement dealers will be successful in selling our products. Any reduction or delay in sales of our products by our dealers would have a material adverse effect on our business, operating results or financial condition.

If We Are Unable to Expand Our Product Production and Distribution Capacities There Will Be An Adverse Effect to Our Business Plan.

We must increase the product manufacturing capacity and expand its dealer network, which will sell the products, before we will be able to significantly increase our market share in the industry. Increasing our manufacturing and marketing capacity will involve hiring additional personnel, purchasing additional manufacturing equipment and spending significant funds on marketing and advertising. This will require significant capital expenditures, and we cannot guarantee that we will be able to expand our manufacturing and marketing capabilities.

Control of the Company

The current officers and directors shall contribute such time to the Company business as is reasonably necessary to effectively operate and manage said activities of the Company, shall have sole control over all operations of the Company, and shall be compensated for reasonable and necessary expenses incurred in the operation and management of the Company business.

It is understood and agreed that the officers and directors may be actively engaged in other business activities and pursuits, and that it is not hereby in any way prevented from continuing said activities and pursuits. However said activities and pursuits shall not be such as to harm or adversely affect this Company.

William Shawn Clark, the President and Chief Executive Office of the Company, and Thomas Wenz, a Director of the Company, collectively own 7,000,000 Shares of Common Stock, representing approximately 85% of the issued and outstanding Common Stock, and therefore has the ability to elected members of the Board of Directors and to control the operations of the Company.

Lack of Liquidity for Public Trading of our Shares

There is a limited public market for our Shares, which currently trade on the OTC “Pink” Market under the trading symbol “VBVT”, and there can be no assurance that any public market will continue to exist for the Company’s securities.

The Company Could Potentially Face Risks Associated with Institutional Borrowing

The Company’s business plan anticipates that it may from time to time obtain bank or institutional financing in connection with its business operations. Should the Company obtain secured bank debt in the future, possible risks could arise. If the Company incurs additional indebtedness, a portion of the Company’s cash flow will have to be dedicated to the payment of principal and interest on such new indebtedness. Typical loan agreements also might contain restrictive covenants, which may impair the Company’s operating flexibility. Such loan agreements would also provide for default under certain circumstances, such as failure to meet certain financial covenants. A default under a loan agreement could result in the loan becoming immediately due and payable and, if unpaid, a judgment in favor of such lender which would be senior to the rights of shareholders of the Company. A judgment creditor would have the right to foreclose on any of the Company’s assets resulting in a material adverse effect on the Company’s business, operating results or financial condition.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This discussion should be read in conjunction with the other sections of this Report, including “Risk Factors,” “Description of Business” and the Financial Statements and notes thereto filed herewith as Exhibit 99.1. The various sections of this discussion contain forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Report as well as other matters over which we have no control. See “Cautionary Note Regarding Forward-Looking Statements.” Our actual results may differ materially. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Report.

On December 19, 2019, all of the Common Stock of our wholly owned subsidiary Firetainment, Inc. (hereinafter “Firetainment”), was acquired by our Company in exchange for 7,000,000 Shares of our Common Stock.

As a result of the acquisition, we acquired all of the business operations and will continue the existing business operations of Firetainment as a wholly-owned subsidiary of our publicly-traded company.

As the result of this acquisition and the change in business and operations of the Company, a discussion of the past financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of Firetainment, the accounting acquirer, prior to the acquisition are considered the historical financial results of the Company.

The following discussion highlights Firetainment’s results of operations and the principal factors that have affected its financial condition as well as its liquidity and capital resources for the periods described and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Firetainment’s audited and unaudited financial statements contained in this report, which were prepared in accordance with United States generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Basis of Presentation

The financial statements of Firetainment for the fiscal years ended December 31, 2018 and 2017, and the unaudited financial statements of Firetainment for the nine months ended September 30, 2019, include a summary of our significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited and unaudited financial statements. All such adjustments are of a normal recurring nature.

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Organizational History of Viabuilt Ventures, Inc. and Firetainment, Inc.

Viabuilt Ventures, Inc. was incorporated in the state of Nevada on September 14, 2009. From inception until early 2015, we were engaged in the mineral exploration business.

On June 29, 2018, Firetainment Inc., an unaffiliated company, advanced the Company $10,000 to pay operating costs. Subsequently, between July 24, 2018, and August 17, 2018, Firetainment Inc. advanced the Company a total of $14,208 to pay operating costs.

On April 23, 2018, the Company entered into a Plan of Reorganization and Agreement of Securities Exchange (the “Agreement”) with Firetainment Inc. (“Firetainment”), a Florida Corporation. Under the Agreement, upon execution, Firetainment received the immediate right to the appointment of the directors and officers of the Company.

On April 23, 2018, the Board of Directors appointed William Shawn Clark as our Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer as well as our Sole Director. Concurrent with Mr. Clarks’ appointment, Eugenio Gregorio resigned as Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer as well as our Sole Director.

The April 23, 2018 Agreement was terminated by the Company on March 26, 2019, and replaced on March 26, 2019 by a Share Exchange Agreement, and which was further amended on September 1, 2019, whereby upon closing the shareholder of Firetainment, Inc. will be issued a total of 7,000,000 shares of Common Stock of the Company in exchange for 100% of the capital stock of Firetainment, Inc.

The closing of this transaction was completed on December 23, 2019, and upon the closing Firetainment, Inc. became a wholly-owned subsidiary of the Company.

Overview

Firetainment was incorporated in the state of Florida in 2011. Firetainment is a manufacturing company located in Central Florida producing luxury hand crafted fire pit tables as well as other outdoor furniture products. Since the founding of the company in 2011, Firetainment has established an extensive distribution network of “Brick & Mortar” retail stores and luxury online retail locations in nearly every state within the continental US, and has also established a presence at the industry’s leading trade shows each year.

Results of Operations

The selected historical financial information presented below is derived from the financial statements of Firetainment, Inc. for the years ended December 31, 2018 and 2017.

The data set forth below should be read in conjunction with the financial statements and accompanying notes elsewhere in this Report.

Year Ended December 31, 2018 Compared to the Year Ended December 31, 2017

Revenue Earned. Revenue for the twelve months ended December 31, 2018 decreased 31% to $773,636 as compared to $1,125,675 for the twelve months ended December 31, 2017. The revenue decrease is largely due to a reduction in sales and marketing due to a decrease in marketing efforts as a result of cash-flow constraints. We believe that we can increase marketing and business development efforts in the upcoming fiscal year, directed at both obtaining new customers and increasing revenue from existing customer relationships.

Cost of Earned Revenue. Cost of earned revenue for the twelve months ended December 31, 2018 decreased to $669,179 from $969,400 for the twelve months ended December 31, 2017.

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Gross Profit. As a result of the foregoing, gross profit for the twelve months ended December 31, 2018 was $104,457 as compared to $156,275 for the twelve months ended December 31, 2017.

General and Administrative Expenses. General and administrative expenses, including selling and payroll, for the twelve months ended December 31, 2018 were $279,146, as compared to $363,656 for the twelve months ended December 31, 2017. The decrease in operating expenses was due to the Company attending less trade shows in 2018. This corresponds with the decrease in revenue.

Interest Expense, Line of Credit. Interest expense in connection with our line-of-credit and note holders was $48,361 for the twelve months ended December 31, 2018, a decrease of 28% from $67,111 for the twelve months ended December 31, 2017. The decrease in interest expense was due to the pay-off of $140,000 in notes payable.

Net (loss). As a result of the foregoing, net (loss) for the twelve months ended December 31, 2018 decreased $20,965, or 8.4%, to $(229,498) from $(250,463) for the twelve months ended December 31, 2017.

Nine Months Ended September 30, 2019 Compared to the Nine Months Ended September 30, 2018

Revenue Earned. Revenue for the nine months ended September 30, 2019 was $750,492 compared to $680,017 for the nine months ended September 30, 2018. This 10.4% increase was primarily attributable to increases in growth of existing accounts.

Cost of Earned Revenue. Cost of earned revenue for the nine months ended September 30, 2019 decreased by 10.9% to $520,491 from $584,313 for the nine months ended September 30, 2018. The changes for the nine months ended September 30, 2019 compared to the nine months ended September 30, 2018 were in line with the changes in our earned revenue. The Company implemented more in-house processes that reduced its cost of goods sold, thus improving gross margin.

Gross Profit. As a result of the foregoing, gross profits for the nine months ended September 30, 2019 increased 140% to $230,001 for the nine months ended September 30, 2019 from $95,704 for the nine months ended September 30, 2018.

General and Administrative Expenses. General and administrative expenses, including selling and payroll, for the nine months ended September 30, 2019 decreased 6% to $206,746 from $220,207 for the nine months ended September 30, 2018.

Net Income (Loss). As a result of the foregoing, net income (loss) for the nine months ended September 30, 2019 decreased $126,823, or 79%, to $(34,416) from $(161,239) for the nine months ended September 30, 2018.

Impact of Inflation and Changing Prices

We have not seen an inflation impact on our business in the first 9 months of 2019 and thus our prices remain steady.

Trends

Talent and skill shortages are exasperated by tight candidate pay rates and pricing pressure placed on staffing agencies.

Talent shortages in an up-economy with low employment ranks as a continuing trend.

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According to a 2019 staffing and recruiting trends article published by Bullhorn, staffing leaders struggle with unsustainable churn rates and how to persuade employers to increase candidate pay rates, citing pricing pressure as the top operational challenge for North American firms.

One emerging trend is re-skilling, the process of assisting workers transform outdated skills into skills in-demand. According to the above-mentioned Bullhorn article, 74% of staffing firms feel re-skilling is an effective way to address talent shortages.

Digitalization creates opportunities in the areas of recruiting, such as aligning skills and experience with employer needs, testing for skills, pre-screening Q&A, scheduling interviews, and maintaining higher touch points with our distributors and customers

Liquidity and Capital Resources.

At September 30, 2019, the Firetainment, Inc. had a working capital deficit of $(868,682), as compared to a working capital deficit of $(823,589) at December 31, 2018.

The Firetainment, Inc. has historically financed its operations through the cash flow generated from operations and receivable financing agreements and factoring facilities.

Factoring Facility

Pursuant to a factoring agreement, with non-recourse against Firetainment, Inc. in the event of a loss, D.S.A. Factor acts as its factor for a majority of the Firetainment Inc.’s receivables, which are assigned on a pre-approved basis. At September 30, 2019, and December 31, 2018, the factoring charge amounted to 2.9% of the receivables assigned. Firetainment Inc.'s obligations to the bank are collateralized by all of the Firetainment Inc.’s accounts receivable, inventories, and equipment. The advances for factored receivables are made pursuant to the factoring agreement which expires with 30 days’ notice.

Factor will hold back 10% of invoices purchased which will be referred to as a reserve.

Proceeds from the sale of receivables were $ 643,379 for the nine months ended September 30, 2019. The total outstanding balance under the non-recourse contract was $6,321 at September 30, 2019.

The factoring facility is collateralized by substantially all the assets of the Firetainment, Inc. In the event of a default, D.S.A. Finance Corporation may demand that the Firetainment, Inc. repurchase the receivable or debit the reserve account. Total finance line fees for the nine months ended September 30, 2019 totaled $28,165.

Line of Credit Related Party, Advances and Notes Payable

LINE OF CREDIT RELATED PARTY

The Firetainment, Inc. has an unsecured $100,000 line of credit with Thomas Wenz, a former shareholder, with no maturity date. The Company owes $116,691 and $112,683 at December 31, 2018 and December 31, 2017, respectively. The loan accrues interest at the rate of 3.5% interest. No principal payments have been made on the loan and the amount outstanding includes accrued interest of $16,691 and $12,683 at December 31, 2018 and 2017, respectively.

RELATED PARTY ADVANCES

The Firetainment, Inc. received unsecured and noninterest bearing advances from Thomas Wenz a former shareholder with no repayment terms. Amounts due were $436,850 and $150,750 at December 31, 2018 and December 31, 2017, respectively.

NOTES PAYABLE

On July 1, 2017, Firetainment, Inc. entered into an unsecured promissory note with Kevin Fulp for $50,000 at 8% interest. Mr. Fulp is a former shareholder. The balance of $50,000 was outstanding as of December 31, 2018 and December 31, 2017, respectively. The note is past due and is due on demand.

On July 1, 2017 Firetainment, Inc. entered into a loan agreement with William S. Clark for $50,000 at 8% interest. Mr. Clark is the sole shareholder of Firetainment, Inc.

The balance of $50,000 was outstanding as of December 31, 2018 and December 31, 2017, respectively. The note is past due and is due on demand.

Firetainment, Inc. paid off its loan agreements with Tracy Stein during the year ended December 31, 2017 totaling $140,000. The promissory notes originated February 23, 2015 bearing interest at 10%, due in 4 annual payments with the final payment due April 1, 2022.

On October 22, 2018, Firetainment, Inc. entered into a $75,000 note payable with Channel Partner Capital. The loan is guaranteed by Mr. Shawn Clark and secured by the assets of Firetainment, Inc. The principal and interest are payable at a rate of $360.12 per business day, at an effective interest rate of 37%, and matures October 24, 2019. The balance of the note payable at December 31, 2018 is $63,582.

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Cash from Operating Activities.

Cash provided/(used) in operating activities. Cash used in operating activities during the nine months ended September 30, 2019 was $(36,548) as compared to cash used in operating activities of $(121,458) for the nine months ended September 30, 2018.

Cash Used in Investing Activities. Cash used in investing activities for the nine months ended September 30, 2019 was $3,237 as compared to $3,730 used in investing activities for the nine months ended September 30, 2018.

Cash Provided by Financing Activities. Cash provided by financing activities for the nine months ended September 30, 2019 was $62,936 as compared to cash provided by financing activities of $134,061 for the nine months ended September 30, 2018.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts or revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates, judgments, and assumptions used in these financial statements include those related to revenues, accounts receivable and related allowances and contingencies. These estimates, judgments, and assumptions are reviewed periodically and the effects of material revisions in estimates are reflected in the financial statements prospectively from the date of the change in estimate.

Cash and Cash Equivalents

The Firetainment, Inc. considers all highly liquid investments with an original maturity of 90-days or less to be cash equivalents.

Accounts Receivable, Contract Assets and Contract Liabilities (Deferred Revenue)

Receivables represent both trade receivables from customers in relation to fees for the Firetainment, Inc. services and unpaid amounts for benefit services provided by third-party vendors, such as healthcare providers for which the Firetainment, Inc. records a receivable for funding until the payment is received from the customer and a corresponding customer obligations liability until the Firetainment, Inc. disburses the balances to the vendors.

Firetainment, Inc. provides for an allowance for doubtful accounts by specifically identifying accounts with a risk of collectability and providing an estimate of the loss exposure. Management considers all contract receivables as of December 31, 2018 and 2017 to be fully collectible, therefore an allowance for doubtful accounts is not provided for.

Firetainment, Inc. records accounts receivable when its right to consideration becomes unconditional. Contract assets primarily relate to the Company rights to consideration for services provided that they are conditional on satisfaction of future performance obligations.

Firetainment, Inc. records contract liabilities (deferred revenue) when payments are made or due prior to the related performance obligations being satisfied. The current portion of Firetainment, Inc. contract liabilities is included in accrued liabilities in its consolidated balance sheets. Firetainment, Inc. does not have any material contract assets or long-term contract liabilities.

At December 31, 2018 and 2017, Firetainment, Inc. had deferred revenues of $16,750 and $8,557, respectively.

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Property and Equipment

Property and equipment are stated at cost and are depreciated using primarily the straight-line method over the following estimated useful lives: furniture, fixtures, manufacturing and computer equipment — 3 to 7 years; leasehold improvements — over estimated useful life of asset. Expenditures for renewals and betterments are capitalized whereas expenditures for repairs and maintenance are charged to income as incurred. Upon sale or disposition of property and equipment, the difference between the unamortized cost and the proceeds is recorded as either a gain or a loss. Depreciation and amortization expense for the year ended December 31, 2018 and 2017 totaled $7,429 and $6,667, respectively

Fair Value Measurements

Firetainment, Inc. measures fair value based on the price that Firetainment, Inc. would receive upon selling an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the fair value of assets or liabilities. Inputs are classified into a three-tier hierarchy, summarized as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities

Level 2 – Other significant observable inputs

Level 3 – Significant unobservable inputs

When Level 1 inputs are not available, Firetainment, Inc. measures fair value using valuation techniques that maximize the use of relevant observable inputs (Level 2) and minimizes the use of unobservable inputs (Level 3).

Revenue Recognition

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, and issued subsequent amendments to the initial guidance in August 2015, March 2016, April 2016, May 2016, and December 2016 within ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12 and ASU 2016-20, respectively. The core principle of this new revenue recognition guidance is that a company will recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The new guidance defines a five-step process to achieve this core principle. The new guidance also requires more detailed disclosures to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The new guidance provides for two transition methods, a full retrospective approach and a modified retrospective approach.

On January 1, 2018, Firetainment, Inc. adopted ASC Topic 606 using the modified retrospective method with no impact to the opening retained earnings and determined there were no changes required to its reported revenues as a result of the adoption. An analysis of contracts with customers under the new revenue recognition standard was consistent with the Company’s current revenue recognition model, whereby revenue is recognized primarily on the date products are shipped to the customer. The Company has enhanced its disclosures of revenue to comply with the new guidance.

Results for reporting periods beginning after January 1, 2018 are presented under ASC Topic 606, while prior period amounts were not adjusted and continue to be reported in accordance with ASC Topic 605, “Revenue Recognition.”

We recognize revenue for merchandise sales, net of expected returns and sales tax, at the time of delivery of the product to our customers. When merchandise is shipped to our customers, we estimate receipt based on historical experience. Revenue is deferred and a liability is established for sales returns based on historical return rates and sales for the return period. We recognize an asset and corresponding adjustment to cost of sales for our right to recover returned merchandise. At each financial reporting date, we assess our estimates of expected returns, refund liabilities and return assets. Our performance obligations for unfulfilled merchandise orders are typically satisfied within one week. Shipping and handling fees charged to customers relate to fulfillment activities and are included in net sales with the corresponding costs recorded in cost of sales.

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Income Taxes and Uncertain Tax Positions

The Company accounts for income taxes in accordance with the accounting guidance on income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The difference is related to a change in the tax accounting method.

A valuation allowance is recorded against deferred tax assets in these cases when management does not believe that the realization is more likely than not. While management believes that its judgements and estimates regarding deferred tax assets and liabilities are appropriate, significant differences in actual results may materially affect the Company’s future financial results.

For financial reporting purposes, the Company recognizes tax positions claimed or expected to be claimed based upon whether it is more likely than not that the tax position will be sustained upon examination. The Company has no tax positions as of December 31, 2018 and 2017 for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibles. Interest, if any, related to income tax liabilities is included in interest expense. Penalties, if any, related to income tax liabilities are included in operating expense. The Company is subject to examination for federal and state authorities for years 2015 and thereafter.

The Company reports their deferred tax liabilities and deferred tax assets, together as a single noncurrent item on their classified balance sheet as required by the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Update (“ASU”) No. 2015-7 “Income Taxes (Topic 740) – Balance Sheet Classification of Deferred Taxes” (ASU 2015-17).

Recent Accounting Pronouncements

The Company qualifies as an emerging growth company (“EGC”) under the Jumpstart Our Business Startups Act (JOBS Act) which qualifies it to use the private company application dates for all FASB issued ASUs for its first five years of operation after going public. The Company has elected to use the private company application dates for all accounting pronouncements discussed below.

Effect of Recent Accounting Pronouncements Accounting Standards Adopted During the Quarter Ended March 31, 2019

The Company adopted Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842), as of January 1, 2018, using the modified retrospective approach. The modified retrospective approach provides a method for recording existing leases at the application date. In addition, the Company elected the available practical expedients permitted under the transaction guidance within the new standard. The most significant impact from the adoption of the new standard was the recognition of operating lease right-of-use assets and operating lease liabilities. Adoption of the new standard resulted in no additional lease assets and liabilities as of January 1, 2019. The standard did not materially impact the consolidated net income and had no impact on cash flows.

Recently Issued Accounting Standards Not Yet Adopted

The Company has reviewed all recently issued, but not yet adopted, accounting standards, in order to determine their effects, if any, on its results of operations, financial position or cash flows. Based on that review, the Company believes that no other pronouncements will have a significant effect on its financial statements.

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Off-Balance Sheet Arrangements

The Company does not engage in off-balance sheet transactions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 17, 2019, by (a) each person who is known by us to beneficially own 5% or more of our common stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group.

Name(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(3)
5% Stockholders:

None.

Executive Officers and Directors:

William Shawn Clark (2)	4,226,948	51%

Thomas Wenz (2)	2,773,052	34%

(1)	The address of each person is 2475 N. John Young Parkway, Orlando, FL 32804

(2)	Does not include Shares eligible for issuance of Class A Common Stock Purchase Warrants exercisable on or after July 1, 2020.

Executive Officers and Directors

The names, ages and positions of our executive officers, present directors, proposed directors and key employees as of December 2, 2019, are as follows:

Name	Age	Position

William Shawn Clark	36	President and Chief Executive Officer

Thomas Wenz	37	Secretary and Director

The principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers and Directors are as follows:

WILLIAM SHAWN CLARK, President, Chief Executive Officer and Director

Mr. Clark had been the sole Officer and Director of the Company since November, 2018, until December 2, 2019. In January, 2011, Mr. Clark co-founded Firetainment, Inc., an Orlando, FL-based designer and manufacturer of high-end fire pit tables, an outdoor living product which combines the utility of a grill, the entertaining space of a table, and the ambience of a fire pit.

Mr. Clark has had a wide variety of hands-on field training in a number of different markets that have given him a solid background in sales and marketing positions, as well as operations and the day-to-day management of a manufacturing company. From 2001 to 2004 Mr. Clark sold life insurance for American Income Life Insurance Company where he learned to apply his social skills by successfully selling insurance policies through cold calls and long days of double-booked appointments throughout Florida. While at AIL, he was consistently recognized as the top sales representative within the region and was often used as an example in demonstrating the “potential success” when recruiting new prospective insurance agents.

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In 2004, he began working for a Central Florida mechanical contracting firm, Industrial Engineering Company (IE), where he gained his love for manufacturing through experiencing the skilled fabrication processes of large industrial steam systems. At IE Co. he learned to fabricate, repair, and service these large industrial steam systems for institutional clientele such as Tropicana and Florida Natural. During his eight years at IE, he started as a hands-on bottom tier helper, went on to become a certified welder & pipe fitter, started running jobs as a site foreman, and then went on to become an outside salesman and gained extensive experience in large contracts and project management.

In 2009, while still working for IE, he founded the company Waste Oil Solutions. Waste Oil Solutions built steel containers for collecting ‘spent’ or ‘used’ vegetable oil from 300+ restaurant accounts across Florida, and then processed the used restaurant oil into biofuel for sale on the commodities market dependent on many market variables at the time. Mr. Clark successfully built the oil processing system from scratch and designed their operations systems which enabled the profitable sale of the company in 2013 to a larger competitor within the same market segment.

In January, 2011, Mr. Clark founded Firetainment, Inc. is a manufacturing company located in Central Florida producing luxury hand crafted fire pit tables as well as other outdoor furniture products. Since founding the company in 2011, Mr. Clark has steadily been traveling the country setting up ‘s vast distribution network of brick & mortar retail stores and luxury online retail locations. This was accomplished by Mr. Clark visiting nearly every state within the continental US and attending the industry leading trade shows each year. Amongst the majority of retail locations displaying Firetainment’s products, Mr. Clark has trained and facilitated their sales teams on all product features, giving him invaluable insights into various marketplace demographics amongst nationwide regional clientele.

Due to Mr. Clark’s efforts, Firetainment has become a staple within the outdoor furnishings market and has been recognized within industry publications such as “Casual Living Magazine” numerous times for their love of manufacturing domestically made quality products at competitive prices. products have also been featured on many network television shows such as CBS’ “The Price is Right”, DIY channel’s show “Hit Properties” featuring Boyz II Men’s Nate Morris, and has been endorsed by names like Paul LaFrance from HGTV’s show “Decked Out”.

THOMAS WENZ, Secretary and Director

Mr. Wenz has been an Officer and Director of the Company since December, 2019.  For the past ten years, he has been a corporate and marketing consultant for numerous clients, with offices in Daytona Beach and Manilla, Phillipines.  Since 2017, he has been President of TM Enterprises, a corporate consulting firm, and since 2014 has owned  the Smith Butcher and Grillroom restaurant in Manila, Philippines.  Mr. Wenz studied marketing at Daytona State College in Daytona Beach, FL.

Board Committees

We have not previously had an audit committee, compensation committee or nominations and governance committee. During our 2020 fiscal year, our board of directors expects to create such committees, in compliance with established corporate governance requirements.

Audit Committee. We plan to establish an audit committee of the board of directors. The audit committee’s duties would be to recommend to the board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee would review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee would at all times be composed exclusively of directors who are, in the opinion of the board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

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Compensation Committee. We plan to establish a compensation committee of the board of directors. The compensation committee would review and approve our salary and benefits policies, including compensation of executive officers. The compensation committee would also administer our proposed Incentive Compensation Plan, and recommend and approve grants of stock options and restricted stock under that plan.

Nominations and Governance Committee. We plan to establish a nominations and governance committee of the board of directors. The purpose of the nominations and governance committee would be to select, or recommend for our entire board’s selection, the individuals to stand for election as directors at the annual meeting of stockholders and to oversee the selection and composition of committees of our board. The nominations and governance committee’s duties would also include considering the adequacy of our corporate governance and overseeing and approving management continuity planning processes.

Director Compensation

Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees that they may serve on. We expect to compensate non-management directors through stock option or restricted stock grants under our proposed Incentive Compensation Plan, though we have not determined the exact number of options or stock to be granted at this time. Prior to December 2, 2019, directors of Viabuilt were not compensated for their services as directors.

Indebtedness of Directors and Executive Officers

None of our executive officers or present or proposed directors, or their respective associates or affiliates, is indebted to us.

Family Relationships

There are no family relationships among our executive officers and Directors.

Legal Proceedings

As of the date of this current report, there are no material proceedings to which any of our present or proposed directors, executive officers, affiliates or stockholders is a party adverse to us.

Executive Compensation

The table below summarizes the compensation earned for services rendered to Viabuilt and in all capacities, for the years indicated, by its Chief Executive Officer. There were no other Officers or Directors who received compensation for the years indicated.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

William Shawn Clark (1)	2016	-	-	-	-	-	-	-
President and Chief	2017	-	-	-	-	-	-	-
Executive Officer	2019	-	-	-	-	-	-	-

(1)

Mr. Clark received his compensation during the years indicated while serving as President of Firetainment, Inc. He was appointed as President of Viabuilt effective April 23, 2018, but received no compensation from Viabuilt in any of the above periods.

The aggregate amount of benefits in each of the years indicated did not exceed the lesser of $50,000 or 10% of the compensation of any named officer.

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Options/SAR Grants and Fiscal Year End Option Exercises and Values

We have not had a stock option plan or other similar incentive compensation plan for officers, directors and employees, and no stock options, restricted stock or SAR grants were granted or were outstanding at any time.

Employment Agreements

William Shawn Clark, our President and Chief Executive Officer, has entered into an Employment Agreement which became effective on October 31, 2019. The Agreement commenced on November 1, 2019, and expires on November 1, 2024, subject to mutually-agreed upon extensions. The Agreement provides for an initial annual base salary of $125,000, with a 10% increase for each year thereafter, plus a minimum annual bonus of $25,000. In addition, upon execution of the Employment Agreement, Mr. Clark received 1,000,000 Class A Common Stock Purchase Warrants, which are exercisable at $.50 per Share for a two-year period commencing July 1, 2020 and expiring on June 30, 2022.

2019 Incentive Compensation Plan

On December 19, 2019, our Board of Directors and holders of a majority of our outstanding shares of common stock adopted and approved a new 2019 Incentive Compensation Plan. The purpose of our Incentive Compensation Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us. No awards under the plan have been made to date.

Administration. Our Incentive Compensation Plan is to be administered by our Compensation Committee, provided, however, that except as otherwise expressly provided in the plan, the board of directors may exercise any power or authority granted to the committee under our plan. Subject to the terms of our plan, the committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the plan, construe and interpret the plan and award agreements, and correct defects, supply omissions or reconcile inconsistencies in them, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of our plan.

Eligibility. The persons eligible to receive awards under our Incentive Compensation Plan are the officers, directors, employees, consultants and other persons who provide services to us. An employee on leave of absence may be considered as still in the employ of our company for purposes of eligibility for participation in our plan.

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Types of Awards. Our Incentive Compensation Plan will provide for the issuance of stock options, stock appreciation rights, or SARs, restricted stock, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Performance awards may be based on the achievement of specified business or personal criteria or goals, as determined by the committee.

Shares Available for Awards; Annual Per-Person Limitations. The total number of shares of common stock that may be subject to the granting of awards under our Incentive Compensation Plan at any time during the term of the plan will be equal to 2,500,000 shares. This limit will be increased by the number of shares with respect to which awards previously granted under our plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements.

Our Incentive Compensation Plan imposes individual limitations on the amount of certain awards. Under these limitations, during any 12-month period, the number of options, stock appreciation rights, shares of restricted stock, shares of deferred stock, performance shares and other stock based-awards granted to any one participant under the plan may not exceed 1,000,000 shares, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units in any 12-month period is $2,000,000 multiplied by the number of full years in the performance period.

The committee is authorized to adjust the limitations described in the two preceding paragraphs. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Stock Options and Stock Appreciation Rights. The committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation rights are determined by the committee, but in the case of an ISO must not be less than the fair market value of a share of common stock on the date of grant. For purposes of our Incentive Compensation Plan, the term “fair market value” means the fair market value of common stock, awards or other property as determined by the committee or under procedures established by the committee. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years.

Restricted and Deferred Stock. The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the committee. A participant granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the committee. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

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Dividend Equivalents. The committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations. The committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our obligations to pay cash under our Incentive Compensation Plan or other plans or compensatory arrangements, subject to such terms as the committee may specify.

Other Stock-Based Awards. The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The committee determines the terms and conditions of such awards.

Performance Awards. The committee is authorized to grant performance awards to participants on terms and conditions established by the committee. Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the committee. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Internal Revenue Code Section 162(m).

The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards. Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the committee. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of our obligations under our Incentive Compensation Plan.

Awards under our Incentive Compensation Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under our plan, awards under other company plans or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control. The committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the committee, vesting will occur automatically in the case of a “change in control” of our company, as defined in our Incentive Compensation Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

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Amendment and Termination. The board of directors may amend, alter, suspend, discontinue or terminate our Incentive Compensation Plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to our plan which might increase the cost of our plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Our plan will terminate at the earliest of (a) such time as no shares of common stock remain available for issuance under our plan, (b) termination of our plan by the board of directors, or (c) the tenth anniversary of the effective date of the plan. Awards outstanding upon expiration of our plan will remain in effect until they have been exercised or terminated, or have expired.

Certain Relationships and Related Transactions

On April 23, 2018, the Board of Directors appointed William Shawn Clark as our Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer as well as our Sole Director. Concurrent with Mr. Clarks’ appointment, Eugenio Gregorio resigned as Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer as well as our Sole Director.

The April 23, 2018 Agreement was terminated by the Company on March 26, 2019, and replaced on March 26, 2019 by a Share Exchange Agreement, and which was further amended on September 1, 2019, whereby upon the closing Mr. Clark and Mr. Wenz as the sole shareholders of Firetainment, Inc. were issued a total of 7,000,000 shares of Common Stock of the Company in exchange for 100% of the capital stock of Firetainment, Inc. This was a related-party transaction.

The closing of the acquisition transaction was completed on December 19, 2019, and upon the closing Firetainment, Inc. became a wholly-owned subsidiary of the Company.

Description of Securities

Common Stock

Holders of our common stock are entitled to one vote per share. Our Certificate of Incorporation does not provide for cumulative voting. Holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. However, the current policy of our board of directors is to retain earnings, if any, for the operation and expansion of the company. Upon liquidation, dissolution or winding-up, the holders of our common stock are entitled to share ratably in all of our assets which are legally available for distribution, after payment of or provision for all liabilities and the liquidation preference of any outstanding preferred stock. The holders of our common stock have no preemptive, subscription, redemption or conversion rights. All issued and outstanding shares of common stock are, and the common stock reserved for issuance upon exercise of our stock options will be, when issued, fully-paid and non-assessable.

Market Price and Dividends on Common Equity and Related Stockholder Matters

Trading Information

Our common stock trades in the over-the-counter market and is quoted on the OTC Markets under the trading symbol VBVT. We have maintained our corporate name and trading symbol following the acquisition of Firetainment, Inc

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Transfer Agent

The transfer agent and registrar for our common stock is Globex Transfer, LLC, Deltona, FL, which is an SEC licensed Transfer Agent.

Holders of Record

As of December 19, 2019, there were approximately 30 holders of record of our common stock.

Dividends

We have not paid any dividends on our common stock and we do not intend to pay any dividends on our common stock in the foreseeable future.

Indemnification of Directors and Officers

Section 78.7502 of Nevada Revised Statutes permits corporations to indemnify a director, officer or control person of the corporation for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify him or her against such liability and expense. Our Articles of Incorporation do include such a provision automatically indemnifying a director, officer or control person of the corporation or its stockholders for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such.

In addition, our bylaws permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether or not Nevada law would permit indemnification. We have not obtained any such insurance at this time.

We have been advised that it is the position of the U.S. Securities and Exchange Commission that insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Act of 1933, as amended, that such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.

Item 3.02. Unregistered Sales of Equity Securities.

The 7,000,000 shares of our common stock issued to the former holders of Firetainment, Inc. shares in connection with the share exchange transaction were exempt from registration under Section 4(2) of the Securities Act of 1933 as a sale by an issuer not involving a public offering or under Regulation D promulgated pursuant to the Securities Act of 1933. The common stock was not registered under the Securities Act, or the securities laws of any state, and was offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 5.01. Change in Control of Registrant.

The information set forth above in Item 2.01 (Completion of Acquisition or Disposition of Assets) of this current report on Form 8-K is incorporated herein by reference in its entirety.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in Item 2.01 (Completion of Acquisition or Disposition of Assets) of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.06. Change in Shell Company Status.

As a result of the completion of the share exchange transaction described in Item 2.01 (Completion of Acquisition or Disposition of Assets) of this current report on Form 8-K, which is incorporated herein in its entirety, we ceased being a “shell company,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Firetainment, Inc. for the fiscal years ended December 31, 2017 and 2018 (audited), and for the nine months ended September 30, 2018 and 2019 (unaudited) are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively, to this current report.

(b) Pro Forma Financial Information.

On December 23, 2019, Viabuilt Ventures, Inc. completed the acquisition of Firetainment, Inc. in a share exchange. The unaudited pro forma condensed consolidated financial data presented below is derived from the historical consolidated financial statements of Viabuilt and Firetainment, which are included in this report, and our historical financial statements.

The unaudited pro forma condensed consolidated balance sheet information is presented on an as adjusted basis as if all of the above business combinations had occurred on January 1, 2019.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2019 combines the historical consolidated statement of operations for Viabuilt for the nine months ended September 30, 2019 with our historical statement of operations for the nine months ended September 30, 2019. The fiscal year end for Firetainment , Inc. was December 31, 2018 and, consequently, our historical statement of operations is derived from the quarterly statements for the nine months ended September 30, 2019. The unaudited pro forma condensed consolidated statements of operations give effect to the merger as if it had occurred on January 1, 2019.

The acquisition of Firetainment by Viabuilt has been accounted for as a reverse acquisition and, as explained in the notes to the unaudited proforma condensed statements, Firetainment, Inc. is considered the accounting acquirer.

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The pro forma adjustments are based on currently available information and upon assumptions that our management believes are reasonable under the circumstances.

A final determination of the allocation of the purchase price to the assets acquired and the liabilities assumed has not been made, and the allocation reflected in the unaudited pro forma condensed combined financial statements should be considered preliminary and is subject to the completion of a more comprehensive valuation of the assets acquired and liabilities assumed.

The final allocation of purchase price could differ from the pro forma allocation included herein. Amounts preliminarily allocated to intangible assets may change significantly, and amortization methods and useful lives may differ from the assumptions that have been used in this unaudited pro forma condensed combined financial information, any of which could result in a material change in depreciation and amortization expense.

You should read the following pro forma statements in conjunction with Management’s Discussion and Analysis or Plan of Operation in Item 2.01, and the financial statements and related notes contained in the audited historical financial statements of Viabuilt and Firetainment .

The unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only. They do not purport to represent what the results of operations and financial position of the combined entities would have been had the business combinations actually occurred as of the dates indicated, and they do not purport to project or predict the future results of operations or financial position of the combined entities.

(c) Shell Company Transactions. See paragraphs (a) and (b) above.

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(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

2.1	Share Exchange Agreement, dated September 1, 2019, between Viabuilt Ventures, Inc. and Firetainment, Inc., as amended

10.1	2019 Incentive Compensation Plan.

10.2	Form of Employment Agreement between Viabuilt Ventures, Inc. and William Shawn Clark

10.3	Form of Class “A” Common Stock Purchase Warrant.

99.1	Financial statements of Firetainment, Inc. for the fiscal years ended December 31, 2017 and 2018.

99.2	Financial statements of Firetainment, Inc. for the nine months ended September 30, 2018 and 2019 (unaudited).

99.3	Unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIABUILT VENTURES, INC.

Date: December 31, 2019	By:	/s/ William Shawn Clark
William Shawn Clark
President and Chief Executive Officer

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